                                                                   EXHIBIT 10.71

                                 EXECUTION COPY


                           AGREEMENT REGARDING SHARES


       This Agreement Regarding Shares (this "Agreement") is entered into as of April 3, 1996, among ETC w/tci, Inc., a Delaware corporation (the "Company"), Tele-Communications, Inc., a Delaware corporation ("TCI"), TCI ETC Holdings, Inc., a Delaware corporation ("Holdings"), and Tony Coelho (the "Executive").

                                    RECITALS

              The parties have jointly created the Company to own and operate an education business including all of the education business currently conducted by TCI, consisting primarily of electronic delivery of education services to homes, schools and businesses; and

              The parties desire (i) that Holdings acquire from the Company shares of Common Stock, par value $.01 per share, of the Company (the "Common Stock"), and shares of Preferred Stock, par value $.01 per share, of the Company (the "Preferred Stock"), (ii) that the Executive acquire from the Company shares of Common Stock, and (iii) to make various arrangements pertaining to the ownership and management of the Company.

                                   AGREEMENT

              NOW THEREFORE, in consideration of the mutual promises and agreements set forth herein, the parties hereby agree as follows:

                                   ARTICLE 1
                                  DEFINITIONS

              1.1 Definitions. Unless the context requires otherwise, capitalized terms used in this Agreement will have the meanings set forth below.

              "Act" means the Securities Act of 1933, as amended.

              "Affiliate" of a Person means any other Person that controls, is controlled by or is under common control with, such Person. For purposes of this definition, "control" means the ownership, directly or indirectly, of equity securities or other ownership interests in a Person by another Person, which represent the right to elect at least a majority of the directors (or similar officials) of such Person or the power to direct or cause the direction of the management and policies of such Person, whether by ownership of voting securities, contract or otherwise.

              "Board" means the Company's board of directors.

              "Business Day" means any day other than a Saturday or Sunday or a day on which banking institutions in New York, New York or Denver, Colorado are closed for business.

              "Cause" shall have the meaning set forth in any employment agreement from time to time in effect between TCI or the Company and the Executive. If there is no such agreement or if such agreement does not include a definition of "cause," "cause" shall be deemed to have occurred upon the happening of any of the following with respect to the Executive:

                     (i) the plea of guilty to, or conviction for, the commission of a felony offense by the Executive;

                     (ii) a material breach by the Executive of a material fiduciary duty owed to TCI or the Company;

                     (iii) a material breach by the Executive of the covenants made by him in his employment agreement, if any, with TCI or the Company; or

                     (iv) the willful and gross neglect by the Executive of the material duties assigned to him by the Board of Directors or a responsible officer of TCI or the Company.

              "Change in Control" shall be deemed to have occurred if (i) any Person (other than the TCI Group or the Executive Group) shall acquire Control of the Company or (ii) any Person or "group" shall acquire Control of TCI if such Person or "group" does not include as "members" (each within the meaning of the Securities and Exchange Act of 1934 and the rules and regulations promulgated thereunder, as amended), either John C. Malone, Bob Magness, members of their respective families or representatives thereof. For purposes of this definition a Person's "family" shall include such Person's estate, spouse and lineal descendants and any trust or other investment vehicle for the primary benefit of such Person or members of his family, and a Person's "representatives" shall include executors and trustees.

              "Control" means the power, directly or indirectly, to elect at least a majority of the directors of a Person or the power to direct or cause the direction of management and policies of such Person, whether by ownership of voting securities, contract or otherwise.

              "Executive Group" means the Executive and any Permitted Transferee who agrees to be bound by the terms of this Agreement by signing a counterpart signature page hereto.





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
              "Fair Market Value" of any class or series of capital stock on any trading day means the average of the high and low reported sales prices regular way of a share of such class or series as of the end of such trading day or in case no such reported sale takes place on such trading day the average of the reported closing bid and asked prices regular way of a share of such class or series as of the end of such trading day, in either case on a national securities exchange or the Nasdaq Stock Market, or if the shares of such class or series are not listed on a national securities exchange or quoted on such Nasdaq Stock Market, or if the shares of such class or series are not traded on such national securities exchange or quoted on such Nasdaq Stock Market on such trading day, the average of the closing bid and asked prices of a share of such class or series in the over-the-counter market on such trading day as furnished by any New York Stock Exchange member firm selected from time to time by the Company, or if such closing bid and asked prices are not made available by any such New York Stock Exchange member firm on such trading day, the fair market value of a share of such class or series as reasonably determined by the Board.

              "Marketable Securities" means, as of any date on which it is necessary to determine whether securities are Marketable Securities, securities of a corporation domiciled in the United States of America, which securities are freely traded and are listed on a national securities exchange or quoted on the Nasdaq Stock Market.

              "Permitted Transferee" means any spouse, child, adopted child, lineal descendent, sibling or parent (each, a "Family Member") of the Executive, any recipient of Shares from the Executive pursuant to a Qualified Domestic Relations Order (as defined in the Internal Revenue Code of 1986, as amended), any trustee of a trust for the benefit of the Executive or Family Members, and any executor, administrator, trustee or beneficiary of the Executive under his will or other instrument taking effect at death or under applicable laws of inheritance, succession, descent and distribution, provided that such Person agrees in writing to become a party to this Agreement and to be bound by all the terms and conditions of this Agreement.

              "Person" means a human being or a corporation, partnership, limited liability company, trust, unincorporated organization, association or other entity.

              "Public Offering" means the completion of a sale of Shares pursuant to a registration statement which has become effective under the Act (excluding registration statements on Form S-4, S-8 or similar limited purpose forms).

              "Share Equivalents" means, at any date of determination and without duplication, (i) Shares that are issued and outstanding, (ii) Shares that are issuable upon conversion or exchange of any other debt or equity securities of the Company without payment of additional consideration and (iii) Shares that are issuable upon exercise of any option, warrant or similar right to acquire Shares, including in each case, Shares subject to repurchase rights or vesting, forfeiture or similar conditions, whether or not presently exercisable or earned.

              "Shares" means shares of the Company's Common Stock.

              "Stockholder" means Holdings, the Executive and each Person who acquires Shares and becomes a party to this Agreement subsequent to the date hereof by signing a counterpart signature page to this Agreement and agreeing to be bound by the terms of this Agreement.

              "TCI Group" means the group consisting of TCI and any Affiliate of TCI who acquires Shares and agrees to be bound by the terms of this Agreement by signing a counterpart signature page hereto.

              "Trading Day" means each weekday other than any day on which any relevant class or series of capital stock is not traded on a national securities exchange or quoted on the Nasdaq Stock Market or in the over-the-counter market.

              "Transfer" means a sale, exchange, pledge, granting of security interest, assignment or other disposition, whether voluntary or by operation of law.

              1.2 Additional Definitions. The following terms are defined in the sections indicated below:

                     Defined Term                   Section
                     ------------                   -------
                     Additional Shares                6.1
                     Calculation Notice               5.2
                     Call                             5.2
                     Call Exercise Notice             5.2
                     Company Value                    5.2
                     Derivative Securities            6.3
                     Determination Event              5.2
                     Determination Date               5.2
                     Determination Period             5.2
                     Nominees                         4.2
                     Purchase Price                   5.2
                     Purchased Shares                 2.1
                     Put                              5.2
                     Put Exercise Notice              5.2
                     Subject Shares                   5.2
                     Take Along Notice                5.4
                     TCI Assets                       2.1
                     TCI Common Shares                2.1

                     TCI Preferred Shares             2.1
                     TCI Shares                       2.1
                     Unwind                           5.2


                                   ARTICLE 2
                          SALE AND TRANSFER OF SHARES

              2.1 Shares. Promptly after the execution and delivery of this Agreement by all of the parties hereto, (i) the Company shall issue and sell to the Executive, and the Executive shall purchase from the Company, 1,500 Shares (the "Purchased Shares") at a purchase price of $0.10 per share, and (ii) the Company shall issue and sell to Holdings, and Holdings shall purchase from the Company, 8,000 Shares (the "TCI Common Shares") and 20,000 shares of Preferred Stock (the "TCI Preferred Shares"; the TCI Common Shares and the TCI Preferred Shares are collectively known as the "TCI Shares") for the consideration (the "TCI Assets") set forth on Exhibit A hereto.

              2.2 Deliveries. Promptly after the execution and delivery of this Agreement by each of the parties hereto, the Company shall deliver to the Executive certificates representing the Purchased Shares, registered in the name of the Executive, and the Executive shall deliver to the Company a check in the amount of $150.00.

                                   ARTICLE 3
                   REPRESENTATIONS, WARRANTIES AND COVENANTS

              3.1 Representations of TCI. TCI represents and warrants to the other parties hereto that, as of the date of this Agreement:

                     (a) Organization and Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware and has all necessary corporate power and authority to conduct its business as presently conducted and to enter into and perform its obligations under this Agreement. Attached to this Agreement as Exhibit B are true and complete copies of the Company's certificate of incorporation and bylaws, each as amended to date and presently in effect.

                     (b) Capitalization of the Company. The authorized capital stock of the Company consists of 1,000,000 Shares and 100,000 shares of Preferred Stock, none of which are issued and outstanding. Except as provided in this Agreement, (i) no subscription, warrant, option, convertible security or other right to purchase or acquire any Shares or any shares of Preferred Stock is authorized or outstanding, (ii) the Company has no obligation to issue any subscription, warrant, option, convertible security or other such right or to issue or distribute to holders of any Shares or any shares of Preferred Stock any evidences of indebtedness or assets of the Company and (iii) the Company has no obligation to purchase, redeem or otherwise acquire any Shares, any shares of

Preferred Stock or any interest therein or to pay any dividend or make any other distribution in respect thereof.

                     (c) Authority, Etc. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary corporate action. This Agreement has been duly executed and delivered by the Company and constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be affected by bankruptcy, insolvency or other laws affecting the rights of creditors generally and by general equitable principles.

                     (d) Shares. All Purchased Shares and TCI Shares issued and sold pursuant to this Agreement, when issued and sold in accordance with this Agreement, will be duly authorized, validly issued, fully paid and nonassessable and will be free and clear of any security interest, pledge or other encumbrance except as may be created by or pursuant to this Agreement.

              3.2 Representations of the Executive. The Executive represents and warrants to each of the Company and TCI that, as of the date of this Agreement:

                     (a) Investment Intent. The Executive is acquiring the Shares for his own account for investment only and not with a view to any distribution thereof.

                     (b) Validity. This Agreement has been duly executed and delivered by the Executive and constitutes the valid and binding obligation of the Executive enforceable in accordance with its terms, except as enforceability may be affected by bankruptcy, insolvency or other laws affecting the rights of creditors generally and by general equitable principles.

                     (c) Investigation. The Executive has made such inquiries concerning the Company and its business as the Executive has deemed necessary. TCI and the Company have made available to the Executive any and all information which he has requested and have answered to the Executive's satisfaction all inquiries made by the Executive. The Executive has sufficient knowledge and experience in investing in companies similar to the Company so as to be able to evaluate the risks and merits of its investment in the Company and is able financially to bear the risks thereof.

                     (d) Accredited Investor. The Executive is an Accredited Investor as such term is defined in Rule 501(a) promulgated under the Securities Act of 1933, as amended.

              3.3 Representations of Holdings and TCI. Holdings and TCI jointly and severally represent and warrant to the other parties hereto that, as of the date of this Agreement:

                     (a) Organization and Standing. Each of Holdings and TCI is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware and has all necessary corporate power and authority to conduct its business as presently conducted and to enter into and perform its obligations under this Agreement.

                     (b) Authority, Etc. The execution, delivery and performance of this Agreement by each of Holdings and TCI and the consummation by each of them of the transactions contemplated hereby have been duly authorized by all necessary corporate action. This Agreement has been duly executed and delivered by each of Holdings and TCI and constitutes the valid and binding obligation of each of them, enforceable against each of them in accordance with its terms, except as enforceability may be affected by bankruptcy, insolvency or other laws affecting the rights of creditors generally and by general equitable principles.

                     (c) Investment Intent. Holdings is acquiring the TCI Shares for its own account for investment only and not with a view to any distribution thereof.

                     (d) Accredited Investor. Holdings is an Accredited Investor as such term is defined in Rule 501(a) promulgated under the Securities Act of 1933, as amended.

                                   ARTICLE 4
                                OTHER AGREEMENTS

              4.1 RIGHT TO COMPETE. TCI AND ANY AFFILIATE OF TCI MAY ENGAGE IN OR POSSESS INTERESTS IN OTHER BUSINESSES OR VENTURES OF ANY NATURE OR DESCRIPTION, WITHOUT REGARD TO WHETHER SUCH BUSINESSES OR VENTURES ARE OR MAY BE DEEMED TO BE COMPETITIVE IN ANY WAY WITH THE BUSINESS OF THE COMPANY. NONE OF TCI OR ANY OF ITS AFFILIATES OR ANY DIRECTOR, OFFICER OR EMPLOYEE OF TCI OR ANY OF ITS AFFILIATES (INCLUDING ANY SUCH DIRECTOR, OFFICER OR EMPLOYEE WHO SERVES AS A DIRECTOR, OFFICER OR EMPLOYEE OF THE COMPANY) WILL BE OBLIGATED TO PRESENT TO THE COMPANY ANY PARTICULAR INVESTMENT OR BUSINESS OPPORTUNITY, REGARDLESS OF WHETHER SUCH OPPORTUNITY IS OF A CHARACTER THAT THE COMPANY COULD TAKE ADVANTAGE OF IF IT WERE PRESENTED TO THE COMPANY, BUT INSTEAD, TCI AND ITS AFFILIATES WILL HAVE THE RIGHT TO TAKE SUCH OPPORTUNITY FOR THEIR OWN ACCOUNT OR FOR THE ACCOUNT OF ANY OTHER PERSON WITHOUT ANY OBLIGATION WHATSOEVER TO THE COMPANY.

              4.2 Nomination and Election of Directors. The Board of Directors of the Company will be nominated and elected as follows:

                     (a) The members of the Executive Group and the TCI Group will hold all Shares held by them now or in the future subject to, and will vote their Shares in accordance with, the provisions of this Section 4.2.

                     (b) Each time the shareholders of the Company meet, or act by written consent in lieu of a meeting, for the purpose of electing directors during the term of this Agreement, the members of the Executive Group and the TCI Group will vote all their Shares to fix the number of Directors at five, seven or nine, as requested by the Executive, and for the election of each of the nominees as follows (the "Nominees"):

                            (i)    (x) if the Board consists of five directors,
two designees of the Executive, (y) if the Board consists of seven directors, three designees of the Executive, and (z) if the Board consists of nine directors, four designees of the Executive, and

                            (ii)   The number of designees of the TCI Group
equal to the number of directors remaining to be elected after giving effect to
(i) above.

              The Company will furnish written notice to the holders of Shares at least 20 days prior to any meeting or proposed action by written consent in lieu of a meeting for the election of directors. The Executive and the TCI Group each will furnish written notice to the other no later than 10 days following receipt of the Company's notice of any such meeting, or proposed action by written consent in lieu of a meeting, of the name of the Nominees designated by them as set forth in (i) and (ii) above. In the absence of such notice, the directors then serving on behalf of or previously nominated by the parties entitled to nominate will be deemed to be the Nominees of the respective person or group.

                     (c) No party hereto shall vote to remove any member of the Board of Directors unless the designating party so votes, and if the designating party so votes then the non-designating parties shall likewise so vote. Any vacancy on the Board of Directors created by the resignation, removal, incapacity or death of any person designated under this Agreement shall be promptly filled by another person designated by the original designating party or his or its successors, or assigns. The parties hereto shall vote their respective Shares in accordance with such new designation, and any such vacancy shall not be filled in the absence of a new designation by the original designating party or parties. The Company will provide the Executive with prompt notice of any actions taken by written consent of the Board, provided that any failure to give such notice will not affect the validity of the action taken.

                     (d) The Company covenants that it shall have no committee of the Board of Directors without the consent of Executive.

                     (e) The TCI Group will not Transfer any Shares unless the transferee of such shares agrees in writing to become a party to this Agreement and to be bound by all the terms and conditions of this Agreement.

              4.3 Registration Rights. The Company and each member of the Executive Group will enter into a registration rights agreement in the form of Exhibit C hereto.





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
                                   ARTICLE 5
                              TRANSFERS OF SHARES

              5.1 Limitations On Transfers. No member of the Executive Group may transfer any Share Equivalents except to a Permitted Transferee or in accordance with the provisions of this Article. No Stockholder may transfer any Share Equivalents unless any applicable legal requirements have been complied with to the reasonable satisfaction of the Company. Any transfer made in violation of this Article will be null and void.

              5.2    Put and Call Options.

                     (a) Any time after September 30, 2000, the Executive will have the right (the "Put"), exercisable by notice to TCI to such effect (a "Put Exercise Notice"), to require TCI to purchase all of the Executive Group's Share Equivalents for a purchase price determined in accordance with this
Section 5.2.

                     (b) Any time after the termination of the employment of the Executive with the Company, by reason of termination by the Company with Cause or voluntary termination by the Executive, TCI will have the right (the "Call"), exercisable within 90 days of the date of such termination by notice to the Executive to such effect (a "Call Exercise Notice"), to require the Executive Group to sell all of its Share Equivalents to TCI or any one or more other members of the TCI Group (provided that TCI shall remain responsible hereunder for the performance of the applicable member of the TCI Group) as set forth in the Call Exercise Notice, for a purchase price determined in accordance with this Section 5.2.

                     (c) On September 30, 2001, each member of the Executive Group shall be obligated to sell and TCI shall be obligated to purchase (the "Unwind") all of the Executive Group's Share Equivalents for a purchase price determined in accordance with this Section 5.2.

                     (d) Whenever an event occurs that requires a purchase price to be determined (a "Determination Event"), TCI and the Executive Group will use their good faith efforts to determine the fair market value for the Share Equivalents that are the subject thereof (the "Subject Shares") in accordance with the provisions of this Section 5.2.

                     (e) If TCI and the Executive Group are unable to agree on a purchase price for the Subject Shares within 45 days after the earlier of
(x) the conclusion of the 90 day period after the exercise of a Put or Call, as the case may be (the "Determination Period") or (y) the date of the Unwind occurs (the earlier to occur of the events described in clause (x) and clause
(y) above being herein referred to as the "Determination Date"), then they will cause the Company Value (as defined below) as of the Determination Date to be determined by a qualified appraiser acceptable to TCI and the Executive Group.





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
                     (f) If the parties are unable to agree upon a single appraiser within 60 days after the Determination Date, each will have an additional 10 days to select one appraiser nationally recognized in valuing enterprises such as the Company. If either fails to appoint an appraiser, then the determination of Company Value by the one appraiser appointed will be binding.

                     (g) Each appraiser will determine the purchase price which the Company would receive if the assets and business of the Company and its subsidiaries on a consolidated basis were sold to a third party in a transaction structured as a sale of all the assets and business of the Company and its subsidiaries on a consolidated basis as a going concern, without any reduction for, or assumption of, and free and clear of, any liens or liabilities of the Company and its subsidiaries on a consolidated basis, that is consummated as of the Determination Date (the "Company Value"). The Company, TCI and the Executive Group will use their reasonable best efforts to cause each appraiser to submit to TCI and the Executive Group a written report indicating its determination of such value within 30 days after the date such appraiser is selected.

                     (h) If the higher of the two appraisals is 120% or less of the lower appraisal, the average of the two will be the Company Value.

                     (i) If the higher of the two appraisals is more than 120% of the lower appraisal, the Company will immediately notify the two appraisers and cause them to appoint a third similarly qualified appraiser within 10 days of such notice. The Company, TCI and the Executive Group will use their reasonable best efforts to cause such third appraiser (who will not be apprised of the determination of the other appraisers) to submit a written report to each of them indicating such appraiser's determination of the Company Value within 30 days of the date such third appraiser is selected. If three appraisals are necessary, then the average of the two appraisals in which the determinations of Company Value are closest together will be the Company Value or, if the highest and lowest are equidistant from the middle determination, then the middle determination will be the Company Value.

                     (j) With respect to the determination of Company Value required in connection with each Determination Event, TCI and the Executive Group each will pay the fees and costs of the appraiser it appoints and, if a single or third appraiser is used, TCI and the Executive Group will split the fees and costs of such appraiser.

                     (k) Immediately after the determination of the Company Value, the Company will make a calculation reflecting the cash distribution that would be made to the Executive Group with respect to the Subject Shares if, as of the Determination Date, the Company were deemed to have received such Company Value in connection with an all-cash sale of its assets and business and the Company were then dissolved and liquidated in accordance with its certificate of incorporation and applicable law. Such calculation shall not take into account any tax benefit or tax cost associated with such sale or liquidation. The amount of such theoretical distribution will be the purchase price for the Subject Shares. The Company will promptly give notice (the "Calculation Notice") to the Executive Group and TCI of the amount of such distribution, including a schedule setting forth in reasonable detail the calculation thereof. For purposes of making such calculation, the amount of liabilities, including contingent liabilities, deemed to be paid or reserved against by the Company will be determined as of the Determination Date on a consolidated basis and otherwise in accordance with generally accepted accounting principles applied on a basis consistent with those





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
applicable to preparation of the Company's financial statements for the most recent prior period for which such financial statements were prepared.

                     (l) The closing of any purchase pursuant to this Section will be held at the principal office of the Company at 10:00 a.m., Washington D.C. time, on the date that is 10 days after determination of the purchase price pursuant to this Section 5.2, or if later, five Business Days after all required consents from governmental authorities or other third parties have been obtained with respect to such transaction. At the closing, TCI will cause the purchase price to be delivered to the respective member of the Executive Group (less the amount of any exercise or purchase price remaining to be paid by such member of the Executive Group with respect to such Subject Shares, any taxes withheld and such members' Shares of any expenses to be paid pursuant to this Section 5.2), and such person will transfer the Subject Shares, free and clear of all liens, claims and encumbrances and will deliver such stock certificates, assignments and other agreements and instruments and will take all such other reasonable actions to effect such transfer as TCI may request. The purchase price for the Subject Shares may be paid, at TCI's option, in cash or by delivery of such number of shares of Marketable Securities of TCI as equals the quotient obtained by dividing the purchase price of the Subject Shares by the average Fair Market Value of one share of such Marketable Securities over the 10- Trading Day period ending on the third





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
Trading Day preceding the date of closing. In the event that TCI elects to deliver Marketable Securities of TCI to a member of the Executive Group pursuant to the Section 5.2, TCI and the Executive Group shall enter into a Registration Rights Agreement in substantially the form of Exhibit D hereto and TCI shall at the election of the recipient make all necessary withholding for taxes in such Marketable Securities.

              5.3    Bring Along Right of TCI Group.

                     (a) If one or more members of the TCI Group desires to sell at least a majority of the Shares owned by all members of the TCI Group to a third party or third parties not included in the TCI Group, TCI at its option may require each member of the Executive Group to sell the same percentage of its Shares as the TCI Group desires to sell to the purchaser selected by the TCI Group at the same price per Share and otherwise on the same terms and conditions as TCI. Upon the closing of any sale of Shares pursuant to this Section, the Executive Group will deliver at the closing certificates or other instruments representing such Shares free and clear of any lien, charge or encumbrance (except for any of the foregoing which are to be released in connection with such closing) duly endorsed or accompanied by stock powers executed in blank and such other documents as may be reasonably necessary to effect the sale.

                     (b) The TCI Group may exercise its rights pursuant to this Section 5.3 by giving at least 30 days' prior notice to the Executive Group, which notice will specify in reasonable detail the terms of the proposed transaction.

                     (c)    The rights granted to the TCI Group under this
Section 5.3 may only be exercised if no member of the TCI Group has a direct or indirect equity interest in the proposed transferee (other than an equity interest of 5% or less in a proposed transferee that is a publicly held corporation) and if no other rights or consideration (other than customary representations and warranties) are given by the purchaser to the TCI Group or any of its Affiliates which are not also afforded to the Executive Group.

              5.4    Take Along Right of the Executive Group.

                     (a) To the extent that Section 5.3 does not apply, the Executive Group will have the right to participate pro rata in any sale of Shares by the TCI Group (other than to another member of the TCI Group). The TCI Group will give prompt written notice (the "Take Along Notice") to the Executive Group of any proposed sale subject to this Section 5.4, which notice will set forth (i) the number of Shares proposed to be sold pursuant to such transaction, (ii) the purchase price and all consideration to be received by the TCI Group, (iii) a summary of any other material terms, and (iv) copies of all documents or drafts thereof relating to the sale and the purchaser. If any member of the Executive Group elects to exercise the option granted by this
Section 5.4 it must do so by providing the TCI Group with a written notice of acceptance within 15 days after the date of receipt of the Take Along Notice, which notice of acceptance will constitute the agreement of such member of the Executive Group to be bound by the terms of such sale. The maximum number of Shares to be sold by such member of the Executive Group will be an amount equal to the product of (i) the total number of Shares held by such member and (ii) a fraction, the numerator of which will be the total number of Shares to be purchased in the proposed transaction as set forth in the Take-Along Notice and the denominator of which will be the total number of Shares held by the TCI Group. To the extent that the number of Shares desired to be sold by the Stockholders in accordance with the foregoing formula exceeds the number of Shares which the purchaser desires to purchase, the number of Shares permitted to be sold by each of the TCI Group and the members of the Executive Group electing to participate will be reduced pro rata based on the respective number of Shares each participant is seeking to sell in the Transaction. At a closing, the time and place of which will be reasonably specified by the TCI Group, the members of the Executive Group electing to participate will deliver certificates representing Shares to be sold free and clear of any lien, charge or encumbrance whatsoever (except for any of the foregoing which are to be released in connection with such closing), duly endorsed or accompanied by stock powers executed in blank and such other documents as may be reasonably necessary to effect the sale.

              5.5 Other Conditions to Transfers: No Voting Agreements. Anything in this Agreement to the contrary notwithstanding, (i) no member of the Executive Group or the TCI Group will Transfer Share Equivalents to any transferee (including any Permitted Transferee) unless the transferor delivers to the Company an opinion of counsel reasonably satisfactory to the Company to the effect that the proposed Transfer does not violate the Securities Act of 1933, as amended, or any applicable state law, and (ii) no member of the Executive Group or the TCI Group will effect any Transfer of any securities issued by the Company in violation of any applicable state or federal law. The Company agrees that it will not require an opinion of counsel for ordinary transactions complying with Rule 144 under the Securities Act of 1933, as amended. Except as specifically provided in this Agreement, no member of the Executive Group or the TCI Group will grant any proxy or become a party to any voting trust or other agreement regarding voting or Transfer of Share Equivalents to the extent that such would conflict with such party's obligations under this Agreement.

                                   ARTICLE 6
                               PREEMPTIVE RIGHTS

              6.1 Issue of Additional Shares. If and whenever the Company issues any additional Shares or other capital stock ("Additional Shares"), except as provided in Section 6.3 or Section 6.5, the TCI Group and each member of the Executive Group will have the right, but not the obligation, to purchase such Additional Shares up to an amount sufficient to permit such Group or member to maintain its percentage common equity interest in the Company (based on the total number of Share Equivalents held by such Group or member) at the level existing immediately prior to the issuance of the Additional Shares. If the Company desires to issue Additional Shares, it will first give notice thereof to each Group and each member of the Executive Group stating the number of Additional Shares proposed to be issued, the total consideration to be received by the Company upon sale of the Additional Shares and any other material terms of the transaction. Within 30 days after the receipt of such notice, each member of the Executive Group and the TCI Group may exercise its rights under this Section 6.1 by giving written notice to that effect to the Company. Failure to give such notice within that 30-day period or failure to pay at the required time the purchase price for any Additional Shares as to which a right to purchase will have been exercised will constitute a waiver of the rights granted by this Section 6.1 as to the particular issuance of

Additional Shares specified in the Company's notice. In the event that at the conclusion of such 30-day period, any member of the Executive Group fails to exercise his or her rights as to any portion of the Additional Shares he or she is entitled to purchase, the Executive shall have the right within 5 business days after the expiration of such 30-day period to elect to purchase any or all of such Additional Shares by written notice to that effect to the Company. Subject to the limitation on the total number of Additional Shares that may be purchased by the TCI Group as determined pursuant to this Section 6.1, the number of Additional Shares that may be purchased by the TCI Group (and the allocation of such Additional Shares among members of the TCI Group) will be wholly within the discretion of that Group. Nothing in this Article 6 will be deemed to prohibit sales of Additional Shares to the TCI Group, the Executive Group or any of TCI's other Affiliates so long as such sales of Additional Shares are conducted in compliance with this Section.

              6.2 Per Share Price. The per share purchase price to be paid upon exercise of the rights granted under this Article 6 will be equal to the per share consideration at which the Additional Shares are offered or proposed to be offered by the Company to another party. The total consideration for which Additional Shares are offered or proposed to be offered will be determined as follows: (i) in case of the proposed issuance of Additional Shares for cash, the consideration to be received by the Company will be the amount of cash for which the Additional Shares are proposed to be issued and
(ii) in case of the proposed issuance of Additional Shares in whole or in part for consideration other than cash, the value of the consideration to be received by the Company other than cash will be the Fair Market Value of that consideration as determined by the Board.

              6.3 Derivative Securities. If and whenever the Company issues any securities convertible into or exchangeable or exercisable for Additional Shares or rights or options to subscribe for or to purchase Additional Shares ("Derivative Securities"), except as provided in Section 6.5, the TCI Group and each member of the Executive Group will have the right but not the obligation, to purchase Derivative Securities of like kind up to an amount which when converted, exchanged or exercised would be sufficient to permit such Group or member to maintain its percentage common equity interest in the Company (based on the total number of Share Equivalents held by such Group or member) at the level existing immediately prior to the issuance of the Derivative Securities. If the Company desires to issue Derivative Securities, it will first give notice thereof to the TCI Group and each member of the Executive Group stating the number of Derivative Securities proposed to be issued and the total consideration to be received by the Company upon sale of the Derivative Securities. Within 30 days after the receipt of such notice, each member of the TCI Group and the Executive Group may exercise its rights under this
Section 6.3 by giving written notice to that effect to the Company. Failure to give such notice within that 30-day period or failure to pay at the required time the purchase price for any Derivative Securities as to which a right to purchase will have been exercised will constitute a waiver of the rights granted by this Section 6.3 as to the particular issuance of Derivative
Securities specified in the Company's notice.   In the event that at the
conclusion of such 30-day period, any member of the Executive Group fails to exercise his or her rights as to any portion of the Derivative Securities he or she is entitled to purchase, the Executive shall have the right within 5 business days after the expiration of such 30-day period to elect to purchase any or all of such Derivative Securities by written notice to that effect to the

Company. Subject to the limitation on the total number of Derivative Securities that may be purchased by a Group as determined pursuant to this
Section 6.3, the amount of Derivative Securities that may be purchased by the TCI Group (and the allocation of such Additional Shares among members of that Group) will be wholly within the discretion of that Group.

              6.4 Purchase Price of Derivative Securities. The purchase price to be paid upon exercise of the rights granted under Section 6.3 will be in proportion to the consideration proposed to be received by the Company upon the original issuance to another party of Derivative Securities. The amount of consideration to be received by the Company upon the original issuance of such Derivative Securities will be determined in the manner provided in Section 6.2. With respect to Derivative Securities convertible into or exchangeable or exercisable for Additional Shares, the rights of the Groups will apply only to the issuance of such Derivative Securities and the Groups will have no rights under this Agreement with respect to the Company's issuance of Additional Shares upon the conversion, exchange or exercise of such Derivative Securities.

              6.5 Limitations. The provisions of this Article 6 will not apply to (i) Shares issued as a stock dividend to all holders of Shares or upon any subdivision or combination of Shares, (ii) securities issued for the acquisition by the Company of another entity or business by merger or such other transaction as would result in the ownership by the Company of not less than a majority of the voting power of the other entity or for the purchase of all the assets of an entity or business, (iii) Shares or Derivative Securities that are sold by the Company pursuant to a registration statement filed under the Act, or (iv) Shares or Derivative Securities issued to employees of the Company which together with Shares issued to the Executive do not exceed 20% of the aggregate of the number of Shares issued pursuant to this Agreement plus such Shares or Derivative Securities.

              6.6 Terms of Payment of Purchase Price. Unless otherwise agreed to by the parties to this Agreement, the purchase price to be paid by each Group upon exercise of its rights under this Article 6 will be paid upon terms which are the same as those on which Shares or Derivative Securities are sold to the third party purchasers, unless those terms provide for payment in a manner which could not be duplicated by a Group, such as the transfer of specific property to the Company, in which event such payment will be in cash in an amount equal to the Fair Market Value of such specific property as determined by the Board.

                                   ARTICLE 7
                                 MISCELLANEOUS

              7.1 Stock Certificate Legend. All certificates representing Shares owned by any of the Stockholders will bear a legend substantially to the effect of the following: "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or any state securities laws, and may not be sold, pledged or otherwise transferred or encumbered unless registered under the Securities Act of 1933, as amended, and any applicable state securities laws or unless an exemption is available and except in accordance with the provisions of the

Agreement Regarding Shares dated as of April 3, 1996, a copy of which agreement is available for inspection at the offices of the Company."

              7.2 Further Assurances. Each party will do and perform or cause to be done or performed all such further acts and things and will execute and deliver all such agreements, certificates, instruments and documents as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

              7.3 Amendment of Corporate Documents. To the extent the provisions of the Company's certificate of incorporation or bylaws are inconsistent with this Agreement, the parties will take or cause to be taken such actions as may be necessary to amend those instruments to cause such inconsistency to be removed, it being agreed, however, that the parties in any event will comply with the provisions of this Agreement except to the extent such compliance is expressly prohibited by applicable law.

              7.4 Time. Time is of the essence under this Agreement. If the last day for giving any notice or the taking of action under this Agreement is not a Business Day, then the time for giving such notice or taking such action will be deemed extended to the next Business Day.

              7.5 Governing Law. This Agreement and the rights and obligations of the parties hereunder will be governed by, and construed and interpreted in accordance with, the laws of the State of Colorado, without giving effect to the choice of law principles thereof.

              7.6 Specific Performance. The parties acknowledge that there will be no adequate remedy at law for a violation of any of the provisions of this Agreement and that, in addition to other remedies which may be available, all such provisions will be specifically enforceable in accordance with their terms.

              7.7 Severability. The invalidity or unenforceability of any provision of this Agreement in any jurisdiction will not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including such provision, in any other jurisdiction.

              7.8 Notices. All notices and other communications hereunder will be in writing and will be deemed to be properly delivered or given if delivered in person, by telecopy or by first class, prepaid, registered or certified mail, as follows:

              To the Company:

                            ETC w/tci, Inc.
                            700 14th Street, N.W.
                            Washington, D.C.  20005
                            Telecopy No.: (202-626-1856)
                            Attention: Michael P. Duffy

              To TCI or any member of the TCI Group:

                            Tele-Communications, Inc.
                            5619 DTC Parkway
                            Englewood, Colorado 80111
                            Telecopy No.: (303) 488-3245
                            Attention:  Stephen M. Brett

              To the Executive or the Executive Group:

                            Tony Coelho
                            Coelho Associates, LLC
                            1325 Avenue of the Americas
                            26th Floor
                            New York, NY  10019
                            Telecopy No.: (212) 424-2660

              To other members of the Executive Group, to such addresses as are provided on their counterpart of this Agreement.

A party may change the address to which notices are required to be sent by giving notice of such change in the manner provided in this paragraph, provided that such notice will not be effective until actual receipt by the other party. Notice will be deemed given: (i) if delivered in person, upon receipt; (ii) if by telecopy, addressed as provided above, when sent; and (iii) if by mail, addressed as provided above, four days after the date of mailing. A party may change the address to which notices are to be delivered by giving notice of such other address to the other party in the manner provided above.

              7.9 Parties Obligated and Benefitted; Amendments and Waivers. This Agreement will be binding upon the parties and their respective assigns and successors in interest and will inure solely to the benefit of the parties and their respective successors and assigns. The failure of any party to enforce any right arising under this Agreement on one or more occasions will not operate as a waiver of that or any other right on that or any other occasion. This Agreement may be amended upon the written consent of holders of Shares representing at least a majority of the voting power of the Shares owned by each Group and any amendment so approved will be binding upon all Stockholders. Waivers of compliance with any provisions of this Agreement and any other action required or permitted to be taken by a Group will be deemed to have been duly taken upon the written consent of members of the Group holding at least a majority of the Shares owned by such Group. If there are members of the TCI Group other than TCI, each right of TCI under this Agreement will be exercisable by the TCI Group in the manner approved by the holders of Shares representing at least a majority of the Shares held by the TCI Group for the benefit of one or more members of the TCI Group, as the members of the TCI Group may determine. If there are members of the Executive Group other than the Executive, each right of the Executive Group under this Agreement will be exercisable by the Executive Group in the manner approved by the holders of Shares representing at least a majority of the Shares held by the Executive Group for the benefit of one or more members of the Executive Group, as the members of the Executive Group may determine.

              7.10 Termination. This Agreement will terminate immediately following the closing of the Company's initial Public Offering. The provisions of Article 4.2 shall, in any event, terminate on the tenth anniversary of the date of this Agreement.

              7.11 No Tax Sharing. The parties acknowledge that nothing in this Agreement or otherwise will be deemed to imply any obligation on the part of the TCI Group to reimburse the Company for any tax benefits received by the TCI Group in respect of its ownership of Shares or, conversely, will anything in this Agreement be deemed to imply an obligation on the part of the Company to reimburse the TCI Group for any tax liability incurred by the TCI Group in respect of its ownership of Shares.

              7.12 Entire Agreement. This Agreement constitutes the entire Agreement, and supersedes all prior agreements and understandings, oral or written, among the parties hereto with respect to the subject matter hereof.

              7.13 Headings and Captions; Execution and Counterparts. The headings and captions contained herein are for convenience only and will not control or affect the meaning or construction of any provision hereof. This Agreement may be executed in any number of counterparts, each of which will be deemed to be an original and which together will constitute one and the same instrument.





                      [Signatures continued on next page]

              IN WITNESS WHEREOF, this Agreement has been signed by and on behalf of each of the parties hereto, all as of the date first above written.



                                           ETC w/tci, Inc.


                                           By:  /s/ Stephen M. Brett
                                               ------------------------------
                                               Name:
                                               Title:


                                           TCI ETC Holdings, Inc.



                                           By:  /s/  Stephen M. Brett
                                               ------------------------------
                                               Name:
                                               Title:


                                           Tele-Communications, Inc.



                                           By:  /s/  Stephen M. Brett
                                               ------------------------------
                                               Name:
                                               Title:


                                           /s/ TONY COELHO
                                           -------------------------------------
                                           Tony Coelho

               Exhibit Index to Agreement Regarding Shares

Exhibit A:   Description of TCI Assets.

Exhibit B:   Certificate of Incorporation and Bylaws of ETC w/tci.

Exhibit C:   ETC Registration Rights Agreement, dated as of April 3, 1996, by and among ETC w/tci, Inc. and Tony Coehlo.

Exhibit D:   Form of TCI Registration Rights Agreement.